Accounts Receivable	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
Accounts Receivable

6. Accounts Receivable

Accounts receivable consist of the following:

As of December 31 (in thousands)	2013 EUR	2012 EUR

Accounts receivable, gross	880,169	607,359
Allowance for doubtful receivables	(1,848)	(2,071)

Accounts receivable, net	878,321	605,288

The increase in accounts receivable as of December 31, 2013 compared to December 31, 2012 is mainly caused by an increased number of systems shipped and recognized in sales in the last months of 2013 compared to the last months of 2012.

The carrying amount of the accounts receivable approximates the fair value. We perform ongoing credit evaluations on our customers’ financial condition. We periodically review whether an allowance for credit losses is needed by considering factors such as historical payment experience, credit quality, aging of the accounts receivable balances, and current economic conditions that may affect a customer’s ability to pay.

Movements of the allowance for doubtful receivables are as follows:

Year ended December 31 (in thousands)	2013 EUR	2012 EUR

Balance at beginning of year	(2,071)	(2,582)
Addition for the year[1]	(1,062)	(458)
Utilization of the provision	1,285	969

Allowance for doubtful receivables	(1,848)	(2,071)

1	The addition for the year is recorded in the cost of sales.